                                                                    EXHIBIT 99.1

                                MERGER AGREEMENT

       THIS MERGER AGREEMENT (this "AGREEMENT") is made and entered into as of the 22nd day of December, 2000 by and among (i) Holger Dietze, Trevor Dearman, Sossina Tafari, Lijun Niu and Tyler Olkin (collectively such individuals are referred to herein as the "SHAREHOLDERS" and each individually as a "SHAREHOLDER"), (ii) DRN Inc., a Delaware corporation (the "COMPANY"), (iii) Solomon Alliance Group, Inc., an Arizona corporation ("SAGE"), and (iv) Solomon Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of SAGE ("ACQUISITION SUB"). Shareholders, the Company, SAGE and Acquisition Sub will be sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES".

       The Company is engaged in the business of being a value added reseller of telecommunications equipment (the "BUSINESS"). The Company is the successor in interest to DRN, LLC which operated the Business prior to the merger of DRN, LLC into and with the Company.

       The Shareholders own 1000 shares (the "SHARES") of the capital stock of the Company, which shares constitute all the issued and outstanding shares of the capital stock of the Company. SAGE wishes to acquire all of the issued and outstanding capital stock of the Company and thereby all its assets, business and operations.

       The Boards of Directors of SAGE, the Company and Acquisition Sub have duly approved this Agreement, which sets forth the terms and conditions of the plan of merger and such other provisions as they consider necessary or desirable, and the Board of Directors of the Company has determined that it is in the best interests of the Shareholders to merge Acquisition Sub into the Company in accordance with Section 251 of the Delaware General Corporation Law (the "GCL"), subject to the terms and conditions set forth herein (the "MERGER"). The parties intend that the Merger will qualify as a reverse triangular merger meeting the requirements of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended.

       Pursuant to the Merger, all of the outstanding shares of common stock of the Company will be converted into the right to receive the Merger Consideration (as hereinafter defined) as provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual benefits to be derived and of the mutual promises, covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the Shareholders, the Company, SAGE and Acquisition Sub hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

       1.1. MERGER OF ACQUISITION SUB INTO THE COMPANY. Subject to the terms and conditions of this Agreement, at the Effective Time (as such term is defined in Section 1.2 hereof) of the Merger, Acquisition Sub shall be merged into and with the Company. The separate corporate existence of Acquisition Sub shall thereupon cease, and the Company

(sometimes hereinafter referred to as the "SURVIVING CORPORATION") shall continue its corporate existence as the surviving corporation in the Merger under the laws of the State of Delaware. The corporate existence of the Company with all of its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. Acquisition Sub and the Company are sometimes referred to herein as the "CONSTITUENT Corporations."

       1.2. EFFECTIVE TIME OF THE MERGER. The Merger shall become effective as of the date and time of the filing of a certificate of merger (the "EFFECTIVE DATE") setting forth the information required by Section 251 of the GCL (the "CERTIFICATE OF MERGER"). The Company has 1000 shares of Common Stock, $.01 par value per share, outstanding. Acquisition Sub has 1,000 shares of Common Stock, $.01 par value per share, outstanding. The number of such shares of the corporations is not subject to change prior to the effective date of the Merger.

       1.3. EFFECTS OF THE MERGER. At the Effective Time:

       (a) CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of the Company, amended as set forth in the Certificate of Merger, shall be the Certificate of Incorporation of the Surviving Corporation.

       (b) BYLAWS. The By-laws of Acquisition Sub as in effect immediately prior thereto shall be the Bylaws of the Surviving Corporation.

       (c) OFFICERS AND DIRECTORS. The directors and officers of Acquisition Sub in office at the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the GCL, until his successor is duly elected or appointed and shall qualify.

       (d) RIGHTS, ETC. OF SURVIVING CORPORATION. The Surviving Corporation shall possess all the rights, privileges, immunities, powers and purposes of each of the Constituent Corporations, and all of the property, real and personal, including causes of action and every other asset of the Constituent Corporations, shall vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of the Constituent Corporations shall become the debts, liabilities and duties of the Surviving Corporation. Notwithstanding the foregoing, if at any date after the Effective Time, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of either of the Constituent Corporations, each Constituent Corporation and its officers and directors at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title of such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of either of the Constituent Corporations or otherwise to take any and all such action.

       1.4. CONVERSION OF COMPANY COMMON STOCK. At the Effective Time, all of the shares of the common stock, par value $.01 per share, of the Company outstanding immediately prior to the Effective Time (the "COMPANY COMMON STOCK") shall, subject to the terms and conditions hereinafter provided, by virtue of the Merger and without any action on the part of the holder thereof, be collectively converted into and shall represent the right to receive the Merger Consideration which shall consist of 500,000 shares of the Common Stock, $0.001 par value ("SAGE COMMON STOCK") of SAGE (the "INITIAL MERGER CONSIDERATION"), plus additional shares of SAGE Common Stock (the "EARN-OUT SHARES"), the number of which shall be determined based upon the Net Revenue (as hereinafter defined) of the Surviving Corporation during the one year period commencing with the Closing Date, as calculated pursuant to Sections 1.6(d) and(e) hereof, plus any Bonus Shares (as defined in Section 1.6(f) hereof).

       1.5. CONVERSION OF ACQUISITION SUB SHARES AT TIME OF MERGER. Each share of the Common Stock, par value $.01 per share, of Acquisition Sub (the "ACQUISITION SUB COMMON STOCK") which is outstanding immediately prior to the Effective Time, without further action on the part of the holder thereof, shall be converted into and become, as of the Effective Time, one validly issued, fully paid and nonassessable share of the Common Stock, par value $.01 per share, of the Surviving Corporation.

       1.6. PAYMENT FOR COMPANY COMMON STOCK.

       (a) At the Closing, Acquisition Sub will deliver to each Shareholder such Shareholders' pro rata share of the Initial Merger Consideration as set forth on
SCHEDULE 1.6 hereto. Notwithstanding the foregoing, at the Closing, 10% of the Initial Merger Consideration shall be payable to the Escrow Agent (as that term is defined in the Escrow Agreement) pursuant to an escrow agreement being executed and delivered by the Parties simultaneously with the execution and delivery of this Agreement (the "ESCROW AGREEMENT").

       (b) On July 15, 2001 SAGE will deliver or cause to be delivered to each Shareholder such Shareholders' pro rata share of the First Earn-Out Shares (as defined in Section 1.6(d))

       (c) On January 15, 2002, SAGE will deliver or cause to be delivered to each Shareholder such Shareholders' remaining pro rata share of the Remaining Earn-Out Shares (as defined in Section 1.6(e)). In addition, SAGE will deliver or cause to be delivered to each Shareholder such Shareholders' pro rata portion of the Bonus Shares (as defined in Section 1.6(f)), if any.

       (d) The number of Earn-Out Shares to be collectively delivered to the Shareholders pursuant to Section 1.6(b) hereof (the "FIRST EARN-OUT SHARES") shall be calculated by dividing (i) the Net Revenue of the Surviving Corporation earned for the six month period commencing with the Closing Date and ending June 30, 2001 by (ii) the Fair Market Value of the SAGE Common Stock as such date, provided, however, that in no event shall the collective value of the Earn-Out Shares delivered pursuant to Section 1.6(b) exceed $500,000. For purposes of this Agreement, "NET REVENUE" shall mean gross sales minus returns and allowances, discounts, rebates, price concessions, sales promotions and miscellaneous deductions and write-offs for uncollectible accounts (including but not limited to accounts existing as of the Closing Date), and "FAIR MARKET VALUE" shall mean the average of the closing bid and asked prices of the SAGE Common Stock for the five trading days immediately preceding the determination of Fair Market Value.

       (e) The number of Earn-Out Shares to be collectively delivered to the Shareholders pursuant to Section 1.6(c) hereof (the "REMAINING EARN-OUT SHARES") shall be calculated by dividing (i) the Earn-Out Base (as hereinafter defined) by (ii) the Fair Market Value of the SAGE Common Stock as of December 31, 2001. For the purposes of this Agreement, the "EARN-OUT BASE" shall mean the amount determined by subtracting from the Net Revenue of the Surviving Corporation earned for the twelve month period commencing with the Closing Date and ending December 31, 2001 (which, for purposes of this calculation, shall not exceed $1,500,000) the Fair Market Value as of December 31, 2001 of the First Earn-Out Shares, but in no event shall the Earn-Out Base exceed $1,500,000 minus the Fair Market Value as of December 31, 2001 of the First Earn-Out Shares. By way of example, if the Net Revenue of the Surviving Corporation for the twelve month period ending December 31, 2000 is $1,450,000 and the Fair Market Value of the First Earn-Out Shares as of December 31, 2001 is $675,000, the Earn-Out Base would be $795,000 ($1,450,000 - $655,000), but if the Net Revenue of the Surviving Corporation for the twelve month period ending December 31, 2000 is $1,500,000 and the Fair Market Value of the First Earn-Out Shares as of December 31, 2001 is $1,510,000, the Earn-Out Base would be 0 ($1,500,000 - $1,510,000), and no Remaining Earn-Out Shares would be deliverable to the Shareholders, nor is any SAGE Common Stock returned by the Shareholders.

       (f) In the event that both (i) the Surviving Corporation's Net Revenue for the twelve month period ending December 31, 2001 exceeds $2,000,000 and (ii) the Gross Margin (as hereinafter defined) for such twelve month period is at least twenty percent (20%), then SAGE will deliver or cause to be delivered to the Shareholders collectively 20,000 shares of SAGE Common Stock for each $100,000 increment by which the Net Revenue exceeds $2,000,000 (the "BONUS SHARES"). By way of example, if Net Revenue for the twelve month period ending December 31, 2001 is $2,150,000 and the Gross Margin in 21%, SAGE would deliver 20,000 Bonus Shares, but if Net Revenue for such twelve month period was $2,050,000 no Bonus Shares would be due and owing. Gross Margin is Net Revenues less all cost of goods sold (including but not limited to freight and commissions).

       1.7. CLOSING. The closing of the transactions provided for herein (the "CLOSING") shall take place at the offices of Koltun & King, P.C. on December 29, 2000. The date of the Closing is sometimes referred to herein as the "CLOSING DATE." At the Closing, Certificate of Merger shall be executed and delivered on behalf of the Company and Acquisition Sub and submitted to the Secretary of State of the State of Delaware for filing in accordance with the GCL.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

       2.1. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS WITH RESPECT TO THEMSELVES. Each Shareholder severally represents and warrants to SAGE as follows, and acknowledges and confirms that SAGE is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation that may have been made by SAGE or on its behalf. Any disclosure made on any schedule to this Agreement shall be effective only to modify those representations and warranties to which the schedule makes explicit reference.

       (a) AUTHORIZATION OF TRANSACTION. Such Shareholder has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of such Shareholder, enforceable in accordance with its terms and conditions except to the extent enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or moratorium laws, or other laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies. Such Shareholder need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency or any other person in order to consummate the transactions contemplated by this Agreement, other than those which will be delivered at or prior to Closing.

       (b) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Shareholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which such Shareholder is a party or by which he is bound or to which any of his assets is subject.

       (c) INVESTMENT. Such Shareholder (A) understands that, the shares of SAGE Common Stock that he will receive pursuant to this Agreement have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring such shares of SAGE Common Stock solely for his own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning SAGE and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the SAGE Common Stock, (E) is able to bear the economic risk and lack of liquidity inherent in holding the SAGE Common Stock, and (F) is an Accredited Investor (as defined in Regulation D under the Securities Act of 1933 (the "SECURITIES ACT")) for the reasons set forth in Annex I. Such Shareholder acknowledges that the transfer of the shares of SAGE Common Stock issued to him under the terms of this Agreement will be restricted pursuant to the Securities Act, applicable state securities laws, and the provisions of Section 6.3 hereof, and will contain a legend substantially as follows:

              THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") AND APPLICABLE STATE SECURITIES LAWS AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR UNLESS SUCH SALE OR TRANSFER IS ACCOMPANIED BY AN OPINION

              FROM COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT THEREFROM.

              IN ADDITION TO THE FOREGOING, THE SALE, TRANSFER OR OTHER DISPOSITION OF THESE SHARES IS RESTRICTED PURSUANT TO THE PROVISIONS OF A MERGER AGREEMENT BETWEEN THE COMPANY AND CERTAIN SHAREHOLDERS, A COPY OF WHICH AGREEMENT IS ON FILE IN THE COMPANY'S OFFICES.

       (d) COMPANY COMMON STOCK. Such Shareholder holds of record and owns beneficially the number of shares of Company Common Stock set forth opposite such Shareholder's name in SCHEDULE 2.2(e), free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, security interests, liens, or other encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Such Shareholder is not a party to any option, warrant, purchase right, or other contract or commitment that could require such Shareholder to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement). Such Shareholder is not a party to any voting trust, proxy, shareholders agreement, or other agreement or understanding with respect to the voting of any capital stock of the Company.

       (vi) DISCLOSURE. Neither this Agreement nor any of the exhibits, attachments, written statements, documents, certificates or other items prepared for or supplied to SAGE by any Shareholder with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary in order to make each statement contained herein or therein not misleading. There is no fact which any Shareholder has not disclosed to SAGE herein and of which any Shareholder has knowledge which could be anticipated to have a material adverse effect.

       2.2 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS WITH RESPECT TO THE COMPANY. Each Shareholder, jointly and severally, represents and warrants to SAGE as follows, and acknowledges and confirms that SAGE is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation that may have been made by SAGE or on its behalf. Any disclosure made on any schedule to this Agreement shall be effective only to modify those representations and warranties to which the schedule makes explicit reference.

       (a) ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under the laws of Delaware and is qualified to transact business as a foreign corporation in the jurisdictions (which are listed on SCHEDULE 2.2(a) hereto) where it is required to qualify in order to conduct its business as presently conducted. The Company has the right, power and authority (corporate and otherwise) to own, lease and operate its properties and to carry on its business. The Company has all licenses, permits and authorizations necessary to carry on the business in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it.

       (b) CONSENTS; AUTHORIZATIONS. The Company may execute, deliver and perform this Agreement without the necessity of obtaining any consent or giving any notice. No consent, approval or authorization of, waiver from or notice to any other person is required to maintain in full force and effect for the benefit of the Company after the Closing the Company Contracts (as hereinafter defined).

            (c) BINDING EFFECT. This Agreement has been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors.

            (d) NONCONTRAVENTION. The execution, delivery and performance of this Agreement by Shareholders and by the Company will not (i) violate the Company's Articles of Incorporation or Bylaws, (ii) conflict with, result in the breach of or constitute a default, or give any other person the right to terminate and/or to accelerate any obligation, under any contract, agreement, commitment, undertaking, restriction or other instrument to which the Company is a party or by which it or the Shares may be bound or affected, (iii) violate any statute, judgment, order, decree, regulation or rule of any court, governmental authority or arbitrator applicable or relating to or binding upon the Company or its business, or (iv) result in the creation of any Lien (as hereinafter defined) upon the Shares or any assets of the Company.

            (e) CAPITALIZATION.

            (i) The Company's total authorized capitalization consists solely of 1000 shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of which a total of 1000 shares are presently issued and outstanding, all of which are owned by Shareholders as set forth on
       SCHEDULE 2.2(e). The Company does not hold any shares of its capital stock in its treasury. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and no liability attaches to the ownership thereof. SCHEDULE 2.2(e) includes a list of (A) all other entities in which the Company has directly or indirectly any equity interest and (B) all other entities in which any Shareholder has directly or indirectly any equity interest and which entities are engaged in business activities related to the Business, together with the nature of the equity interest.

            (ii) There are no (A) outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, preemptive rights or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock or securities convertible or exchangeable for, or any options, warrants, or rights to purchase, any of such capital stock;
       (B) outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of its capital stock or any securities convertible into or exchangeable for such capital stock or any options, warrants or rights to purchase such capital stock or securities; (C) outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company; or (D) voting trusts, proxies, or other agreements or understandings with respect to the voting, transfer, dividend or other rights (such as registration rights under the Securities Act) of the capital stock of the Company.

            (f) THE COMPANY. The Company is engaged in the Business and is not engaged in any other business. The Company has no subsidiaries. The Company does not have any corporate predecessors other than DRN, LLC.

            (g) MINUTE BOOKS AND STOCK RECORDS. The minute books of the Company and DRN, LLC have been furnished to SAGE for inspection and in the form so furnished are correct (including signatures), complete and current in all material respects and fairly reflect the respective corporate actions of the Board of Directors and shareholders meetings of the Company and the managers and the members of DRN, LLC. The stock record books of the Company are correct (including signatures), complete and current. SCHEDULE 2.2(g) includes a list of the directors and officers of the Company.

            (h) ARTICLES OF INCORPORATION. Copies of the Articles of Incorporation and Bylaws of the Company have been delivered to SAGE or SAGE's counsel and are correct and complete and reflect all amendments or changes in effect.

            (i) FINANCIAL STATEMENTS AND FINANCIAL CONDITION. The Company has maintained its books of account in accordance with applicable laws, rules and regulations and with generally accepted accounting principles ("GAAP") consistently applied, and such books and records are, and during the periods covered by the Financial Statements (as hereinafter defined) were, correct and complete in all material respects, fairly and accurately reflect or reflected the Company's income, expenses, assets and liabilities, including the nature thereof and the transactions giving rise thereto, and provided a fair and accurate basis for the preparation of the Financial Statements. Attached as
SCHEDULE 2.2(i) hereto are the following financial statements: the unaudited (x) balance sheets of the Company as of December 31, 1999 and November 30, 2000 (the November 30, 2000 Balance Sheet being hereinafter referred to as the "NOVEMBER BALANCE SHEET"), and (y) income statements of the Company for the fiscal year ended December 31, 1999 and the period January 1 to November 30, 2000 (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in conformity with GAAP consistently applied, and present fairly the consolidated financial position of the Company as of the dates of such statements and the results of operations for the periods covered by such statements. As of the date hereof, the Company does not have any liabilities other than:

            (A) those set forth or reserved against in the November Balance
       Sheet,

            (B) those incurred since the date of the November Balance Sheet in the ordinary course of business in arms' length transactions and consistent in nature, amount and scope with past practice,

            (C) those described on SCHEDULE 2.2(i) hereto.

            (j) TITLE AND CONDITION OF ASSETS. The Company has good and marketable title to its assets, free and clear of liens, encumbrances, claims, security interests, mortgages, pledges, agreements and rights of others (individually a "LIEN" and collectively "LIENS"), other than Liens described on
SCHEDULE 2.2(j) hereto, none of which affects the marketability of the title to such assets or detracts from the value of such assets or the use or enjoyment thereof in the ordinary course of business. The Company owns all of the assets used in the operation of, and necessary to operate, its business as presently conducted or proposed to be conducted by it. No significant asset of the Company or property leased by it has been affected by any fire, accident, act of God or any other casualty that adversely impairs its use by the Company, or the financial condition or prospects of the Company. SCHEDULE 2.2(j) hereto includes a summary description of material tangible personal property in the nature of machinery and equipment owned or leased by the Company.

       (k) REAL ESTATE. SCHEDULE 2.2(k) hereto contains a true and complete list of all real property leased by the Company. The Company does not own any real property. No real property is used in connection with the Business except as listed on SCHEDULE 2.2(k). No real property listed on SCHEDULE 2.2(k) is subject to any zoning ordinance or other restriction which would have a material adverse effect on the Business or the use and enjoyment of such property in the manner in which such property is currently used and enjoyed. To the best knowledge of Shareholders, there is no pending legislation, regulation or ordinance which would adversely affect the use of such real property and the conduct of the Business. Each lease listed on SCHEDULE 2.2(k) is valid and in full force and effect and is enforceable in all material respects in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws. Neither the Company, nor, to the best knowledge of Shareholders, any of the other parties thereto, is in material default thereunder, and no event, act or omission has occurred which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default thereunder. With respect to real property leases so listed that are cancelable by the lessor on sixty (60) days' notice or less, to the best knowledge of Shareholders, no lessor has any present intention of exercising its rights of cancellation, and none has communicated any intention to do so (whether or not withdrawn).

       (l) INVENTORIES. The inventories of the Company have been valued at the lower of cost or market in accordance GAAP, and the value of obsolete materials and materials of below standard quality has been written down in accordance with
SCHEDULE 2.2(l). The Company is not under any liability or obligation with respect to the return of inventory or merchandise in the possession of wholesalers, distributors, retailers or other customers. No inventory of the Company is on consignment.

       (m) RECEIVABLES. The trade accounts and other receivables of the Company are bona fide, collectible receivables, arose out of arms-length transactions, and are recorded correctly on the applicable books and records of the Company. Such trade accounts and other receivables are not subject to any counterclaim or setoff not reflected in the reserves set forth on the Financial Statements. All such receivables outstanding for more than 90 days have been fully reserved for.

       (n) INSURANCE. SCHEDULE 2.2(n) hereto contains a list of all policies of insurance maintained by or on behalf of the Company, including insurance providing benefits for employees, in effect on the date hereof and generally describing the coverage thereby. There are no claims pending or, to the knowledge of Shareholders, threatened under any of said policies or disputes with underwriters, and all premiums due and payable have been paid and all such policies are in full force and effect in accordance with their respective terms. The Company has not been denied insurance, or been offered insurance only at a commercially prohibitive premium.

          (o) LITIGATION AND OTHER PROCEEDINGS. There are no actions, suits, liens, claims or proceedings, whether in law or equity, or governmental or administrative investigations pending or, to the knowledge of Shareholders, threatened against the Company or with respect to its assets or any asset or property of others leased or used by them, or which questions or challenges the validity of this Agreement or any action taken or to be taken pursuant to this Agreement. There are no requests for environmental cleanup actions, cost reimbursement or contribution by any governmental agencies or by any private parties pending or, to the knowledge of Shareholders, threatened against the Company.

          (p) COMPLIANCE. The Company has complied, in all material respects, with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and, to the knowledge of any of the Shareholders, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. The Company has duly filed all reports and returns required to be filed by it with governmental authorities and obtained all governmental or regulatory permits and licenses and other governmental consents which are required in connection with its operations. Such permits, licenses and consents are in full force and effect, no proceedings for the suspension or cancellation of any of them is pending or, to the knowledge of Shareholders, threatened, and none will lapse, terminate or otherwise become ineffective upon the consummation of this Agreement. SCHEDULE 2.2(p) contains a complete list of permits, licenses and consents obtained or issued to the Company during the past year relating to the ownership, use and operation of its assets and the property leased under leases to which it is a party. No application for any such permits, licenses or consents has been denied.

            (q) ENVIRONMENT, HEALTH AND SAFETY.

            (i) The Company has complied with, and its operations are in compliance with, all Environmental Laws (as hereinafter defined), and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand or notice has been filed or commenced, or to the knowledge of Shareholders, threatened, against the Company alleging any failure to comply with any such law or regulation. As used herein, the term "ENVIRONMENTAL LAW" means any law (or ordinance, rule, order, directive, requirement or regulation) of any government (or agency thereof), or any applicable common law, judgment, agreement or decree, concerning pollution or protection of, or damage to, the environment, public or employee health and safety, including laws relating to emissions, discharges, releases or threatened releases of Hazardous Substances (as hereinafter defined) into ambient air, surface water, ground water or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances. As used herein, "HAZARDOUS SUBSTANCES" shall mean (A) all materials that are classified as special wastes, hazardous or toxic or polluting under any Environmental Law; (B) petroleum products, including but not limited to gasoline, diesel fuel, fuel oil, crude oil and motor oil, and the constituents of those products; (C) explosives or radioactive materials and (D) asbestos containing materials.

            (ii) The Company has obtained and has been and is in compliance with all environmental permits that are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables which are contained in, all applicable Environmental Laws.

            (iii) There have been no environmental inspections, investigations, studies, audits, tests, reviews or other analyses conducted in relation to the Company or any other property or business now or previously owned, operated, or leased by the Company or DRN, LLC.

            (iv) Neither the Company nor DRN, LLC has released nor is it releasing any Hazardous Substances on, upon, into, over or from any real property owned, operated or leased by the Company or DRN, LLC. No oral or written notification of a release or threat of release of a Hazardous Substance has been filed by or on behalf of the Company or DRN, LLC in relation to any property owned, operated or leased by it.

            (v) There have been no private or governmental claims, citations, complaints, notices of violation or requests for information, demands or notices, letters made, issued to or, to the knowledge of Shareholders, threatened against the Company or DRN, LLC by any governmental entity or private or other party for the impairment or diminution of, or damage, injury or other adverse effects to, the environment or public health. The Company does not have any liability under any Environmental Law for the off-site transport or disposal or release of any substances. SCHEDULE 2.2(o) sets forth a description of locations used by the Company or DRN, LLC for the treatment, storage, transportation or disposal of Hazardous Substances, or to the knowledge of Shareholders, used by any other person in connection with the operations of the Company or a Subsidiary.

            (vi) The Company is not a party to or otherwise required to comply with any environmental agreement. The Company is not under any obligation to investigate or to research with respect to soil or soil-water, to take safety measures or to clean-up any pollution.

            (r) TAXES AND OTHER PAYMENTS.

            (i) The Company has paid all domestic and foreign taxes, additions to tax, penalties, interest and other similar payments (for purposes of this Section 2.2(r), collectively "TAXES" and each a "TAX") due on or before the Closing Date in respect of the Company and its employees, and the Company is not in default in payment of any such Taxes or Tax related obligation, and the Company has duly filed in a timely fashion all Tax reports and returns required to be filed on or before the Closing Date, and all such reports and returns are correct and complete as filed. The Company has not received notice of any Tax deficiency outstanding, proposed or assessed against it, nor has it executed any waiver of any statute of limitations on the assessment or collection of any tax or Tax related obligation. There are no Tax liens upon or pending against or, to the knowledge of Shareholder, threatened against the Company's assets or the property leased under any lease to which it is as party, and there are no powers of attorney executed by the Company with respect to Taxes.
       SCHEDULE 2.2(r) lists all deficiencies proposed or asserted by any taxing authority in connection with the Company. To the knowledge of Shareholders there is no basis for an assertion of any Tax deficiency or assessment against the Company for any tax period (or portion thereof) ending on or before the Closing Date.

            (ii) With respect to the Financial Statements, the Company has properly accrued all liability for unpaid Taxes as of the dates thereof. With respect to the tax period (or portion thereof) ending on the Closing Date, the Company has not incurred any liability for Taxes other than as a result of the conduct of its business in the ordinary course.

            (iii) With respect to the assessment or payment of Taxes, no special agreements, rulings or compromises have been entered into by the Company with the tax authorities.

            (iv) The Company is not liable for taxes or social security charges imposed on or due by any third party except to the extent that full provision has been made in the Financial Statements.

            (v) All Taxes and employment related charges that the Company was required to withhold, collect or pay over to the appropriate governmental authority as of the Closing Date have been duly and timely withheld, collected and paid over.

            (s) CUSTOMERS AND SUPPLIERS. (i) SCHEDULE 2.2(s) sets forth a list of the 10 largest customers and 10 largest suppliers of the Company, in terms of sales and purchases, as the case may be, during the twelve months ended November 30, 2000. The Shareholders are unaware of any loss or threatened loss of any customer, supplier or account of the Company or any loss of a customer, supplier or account which would be material to the Company. The Shareholders have no reason to believe that any of the Company's suppliers intends to sell directly to the Company's customers products currently purchased by the Company from such supplier. The Shareholders believe that the Company's relations with its suppliers and customers are good and have no reason to believe that such suppliers and customers will not continue doing business with the Company on substantially the same terms and conditions as are presently experienced. For purposes of this Section 2.2(s), the term "MATERIAL" with respect to any customer or account means any customer or account that accounted for annual net sales in excess of $50,000 during the twelve-month period ended November 30, 2000, and with respect to any supplier means any supplier that accounted for annual supplies in excess of $25,000 during the twelve-month period ended November 30, 2000. SCHEDULE 2.2(t) describes the rights and commercial practices with respect to the ability of the customers of the Company to return to them unsold inventory.

            (t) INTELLECTUAL PROPERTY

            (i) SCHEDULE 2.2(t) lists all of the Intellectual Property owned or used by the Company. For purposes of this Agreement, "INTELLECTUAL PROPERTY": shall mean: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith,
       (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments thereof (in whatever form or medium), and
       (i) derivative works made or developed in connection with the foregoing.

            (ii) The Company owns (or has the right to use pursuant to license, sublicense, agreement, or permission in writing) all Intellectual Property necessary for the operation of the businesses of the Company as presently conducted and as presently proposed to be conducted. The Company has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

            (iii) The Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Shareholders, directors or officers of the Company, and, to the Knowledge of any of the Shareholders, none of the employees, agents or independent contractors of the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of the Shareholders, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Company.

           (iv) The Company has not obtained any patent registrations or made any patent applications.

           (v) SCHEDULE 2.2(t) identifies each license, agreement, or other permission which the Company has granted to or obtained from any third party with respect to any of its Intellectual Property (together with any exceptions). The Shareholders have delivered to SAGE correct and complete copies of all such licenses, agreements, and permissions (as amended to date). Each such license, sublicense, agreement or permission: is legal, valid, binding, enforceable, and in full force and effect; will be in full force and effect on identical terms following the consummation of the transactions contemplated hereby; and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder. To the knowledge of any of the Shareholders: the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property.

            (vi) The Company possesses all right, title, and interest in and all Intellectual Property owned by it, free and clear of any security interest, license, or other restriction.

            (vii) The Company has never agreed to indemnify any individual or entity for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

            (u) EMPLOYEES. Shareholders have provided to SAGE a list of all persons receiving compensation from the Company and a description of the compensation and the components thereof to which each such person presently is or in the future will be entitled. All employees of the Company who have access to the trade secrets or proprietary secrets described on SCHEDULE 2.2(t) have executed and delivered to the Company valid and binding confidentiality agreements with respect thereto.

            (v) PENSION AND OTHER EMPLOYEE PLANS AND CONTRACTS.

            (i) The only employee pension, early retirement, bonus, stock purchase, stock ownership, stock option, deferred compensation, incentive, severance, termination and other compensation or fringe benefit plans or arrangements, maintained by, or contributed to by the Company or with respect to its employees or former employees (or their beneficiaries) under which the Company has any material liability or obligation, contingent or otherwise, as of the date hereof (the "BENEFIT PLANS"), are those listed in SCHEDULE 2.2(v), a true and complete copy of each of which has been furnished to SAGE.

            (ii) The Company and each of the Benefit Plans are in compliance with the provisions of all applicable laws.

            (iii) All contributions to, and payments from, the Benefit Plans which may have been required to be made have either been timely made, accrued on the November Balance Sheet or (y) disclosed on SCHEDULE 2.2(v).

            (iv) All reports, returns and similar documents with respect to the Benefit Plans required to be filed with any government agency or distributed to any Benefit Plan participant prior to the Closing Date have been duly and timely filed or distributed.

            (v) Each of the Benefit Plans has been administered at all times in accordance with its terms.

            (vi) There are no pending investigations by any governmental agency involving the Benefit Plans, no termination proceedings involving the Benefit Plans, and to the knowledge of the Shareholders there are no threatened or pending claims (except for claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings against any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan which could give rise to any liability, nor, to the knowledge of

       Shareholders are there any facts which could give rise to any liability in the event of any such investigation, claim, suit or proceeding.

            (vii) Neither the Company or DRN LLC has ever maintained or been a party to a "pension plan" or a "multiemployer plan", as those terms are defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

            (w) COMPANY CONTRACTS. SCHEDULE 2.2(w) lists all the contracts, agreements and understandings to which the Company is a party (the "COMPANY CONTRACTS"). The Shareholders have delivered to SAGE a correct and complete copy of each written agreement (or a description if unwritten) (as amended to date) listed on SCHEDULE 2.2(w). With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect;
(B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

            (x) CONFLICTS; INTERCOMPANY RELATIONS. Except as disclosed on
SCHEDULE 2.2(x), no Shareholder and no present director, officer or employee of the Company or of a Subsidiary and no affiliate of any such person, (i) has any material direct or indirect interest in (x) any entity which does any material business with the Company; or (y) any material property, asset or right which is used in the conduct of the Business, or (ii) has any material contractual relationship with the Company other than such relationship as attaches to being such a director, officer or employee. Shareholder has previously provided SAGE with a description of all oral, and complete and correct copies of all written, agreements and arrangements pursuant to which employees of the Company are to receive a stay bonus or any other kind of compensation in connection with the transactions contemplated under this Agreement.

            (y) LABOR DIFFICULTIES. The Company is not a party to any collective labor agreements. There are no disputes with trade unions, individual employees or groups of employees or any unfair labor practice complaint against the Company pending or, to the knowledge of Shareholders, threatened before any applicable forum.

            (z) PRODUCT CLAIMS. There are no material product or service liability claims pending or, to the knowledge of Shareholders, threatened against the Company or against any other person or entity with respect to the products or services of the Business. SCHEDULE 2.2(z) lists all product and service liability claims asserted against the Company (or in respect of which the Company has received notice) with respect to the products or services of the Company. The Company has not experienced any unusual or excessive product or service liability claims with respect to the products or services of the Business.

            (aa) WARRANTIES AND RETURNS. SCHEDULE 2.2(aa) sets forth a summary of the present practices and policies followed by the Company with respect to guarantees, warranties, servicing or repairs of any products sold and services rendered by it, whether such practices are oral or in writing or are deemed to be legally enforceable. There is not presently, nor has there been, any failure of a product sold by the Company such as to require, or, to the knowledge of

Shareholders, which may require, a general recall or replacement campaign with respect to such product or a reformulation or change of such product. There has not been any acceptance of returns of defective goods in excess of one percent (1%) of any such product sold by the Company during either the twelve-month period ended November 30, 2000 and no basis exists for any future returns of defective goods in excess of one percent (1%) of any such product sold by the Company.

            (bb) ABSENCE OF CERTAIN CHANGES. Since December 31, 1999, there have been no changes in the Company or its assets or liabilities which individually or in the aggregate have had a material adverse effect on the Company, nor, to the knowledge of Shareholders, is any such change threatened, except for such changes as have affected others engaged in the same business as the Company in a similar way. Since December 31, 1999 (i) the Company has been operated in the ordinary course of business consistent with past practice, (ii) the Company has not entered into, or agreed to enter into, any transaction not in the ordinary course of business and (iii) the Company has not made any changes in its accounting principles. Without limiting the generality of the foregoing, except as set forth on SCHEDULE 2.2(bb), since December 31, 1999, the Company has not:

            (i) sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business

            (ii) entered into any agreements, contracts, leases, or licenses
       (A) involving more than $5,000 in the aggregate, (B) having a term greater than 12 months or (C) outside the Ordinary Course of Business;

            (iii) accelerated, terminated, modified, or canceled any agreements, contracts, leases, or licenses involving more than $5,000 in the aggregate to which the Company is a party or by which it is bound, or threatened to do any of the foregoing;

            (iv) made any capital expenditures involving more than $10,000 in the aggregate or outside the Ordinary Course of Business;

            (v) delayed or postponed the payment of accounts payable and/or other Liabilities outside the Ordinary Course of Business, or accelerated the receipt of any amount owed to it outside the Ordinary Course of Business;

            (vi) canceled, compromised, waived, or released any right or claim either involving more than $10,000 in the aggregate or outside the Ordinary Course of Business;

            (vii) experienced any damage, destruction, or loss (whether or not covered by insurance) to its property involving more than $10,000 in the aggregate;

            (viii) made any loan to, or entered into any other transaction with, any of its directors, officers, or employees or any of their respective Affiliates or "Associates" (as defined in Rule 12b-2 under the Exchange Act);

            (ix) entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

            (x) granted any increase in any compensation of any of its directors, officers, agents, representatives, independent contractors or employees other than such increases as may have been made in the Ordinary Course of Business or granted any bonuses or made any other payments of any kind (other than base compensation, commissions, sick pay, holiday pay, vacation pay, tuition reimbursement, bonuses and the like in the Ordinary Course of Business) to any officer, director, agent, representative, independent contractor or employee of the Company, or to any person related to any of the foregoing;

              (xi) adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, or employees (or taken any such action with respect to any other Benefit
       Plan);

            (xii) made any other change in employment terms for any of its directors, officers, agents, representatives, independent contractors or employees; or

            (xiii) committed to any of the foregoing.

            (cc) OTHER INFORMATION. The documents and information with respect to the Company required to be supplied to SAGE pursuant to this Agreement or supplied to SAGE at its request by Shareholders or on their behalf are correct and complete.

For purposes of this Agreement, references to the "KNOWLEDGE OF SHAREHOLDERS", "SHAREHOLDERS' KNOWLEDGE" or "SHAREHOLDERS' AWARENESS" or words of similar import shall mean and include the actual knowledge of Shareholders after due inquiry.


                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

            3.1. SAGE represents and warrants to the Shareholders as follows, and acknowledges and confirms that the Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation that may have been made by the Shareholders or on their behalf.

            (a) DUE ORGANIZATION. SAGE and Acquisition Sub are each a corporation duly organized, validly existing and in good standing under the laws of their respective states of incorporation.

            (b) CONSENTS, AUTHORIZATIONS AND BINDING EFFECT. SAGE and Acquisition Sub may execute, deliver and perform this Agreement without the necessity of SAGE or Acquisition Sub obtaining any consent, approval, authorization or waiver or giving any notice, except for such consents, approvals, authorizations or waivers which have been obtained and are unconditional and in full force and effect and such notices which have been given. This Agreement has been duly authorized, executed and delivered by each of SAGE and Acquisition Sub and constitutes the legal, valid and binding obligation of SAGE and Acquisition Sub, enforceable against them in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors. The execution, delivery and performance of this Agreement will not: violate the Certificate of Incorporation or the Bylaws of SAGE, conflict with, result in the breach of, or constitute a default under, any restriction or other instrument to which SAGE or Acquisition Sub is a party or by which SAGE or Acquisition Sub may be bound or affected, or violate any statute, order, decree, regulation or rule of any court, government authority or arbitrator which may be applicable to SAGE or Acquisition Sub.

            (c) CONSENTS. No consent, license, approval, waiver, expiration of waiting period or authorization of, or registration or declaration with, any governmental authority, agency, bureau or commission is required to be obtained or made by SAGE in connection with its execution, delivery and performance of the transactions contemplated by this Agreement.

            (d) DISPUTES. There is no litigation pending or, to SAGE's or Acquisition Sub's knowledge, threatened, against SAGE or Acquisition Sub which would materially impair the ability of SAGE or Acquisition Sub to consummate the transactions contemplated by this Agreement.

            (e) SAGE COMMON STOCK. The SAGE Common Stock, upon issuance in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof (other than customary restrictions under Federal and state securities laws) and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

                                   ARTICLE IV

                        CLOSING AND CONDITIONS OF CLOSING

            4.1. CLOSING. The conditions to the Closing of the transactions contemplated hereunder are set forth in this Article IV.

            4.2. CONDITIONS OF OBLIGATIONS OF SAGE. The obligations of SAGE to consummate the sale and purchase under this Agreement are subject to the satisfaction of the following conditions, each of which may be waived by SAGE.

            (a) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. The representations and warranties of Shareholders set forth in this Agreement shall be true and correct. Shareholders shall have performed the obligations necessary to be performed by them under this Agreement prior to the Closing Date. None of the assets of the Company shall have been affected by any collision, fire, explosion, accident, embargo, act of God or any other casualty that impairs the Company or that has a material adverse effect upon the financial position or prospects of the Company.

            (b) AUTHORIZATION OF AGREEMENT. All action necessary to authorize the execution, delivery and performance of this Agreement by Shareholders shall have been duly and validly taken, and Shareholders shall have full right, power and authority to consummate the transactions contemplated hereby on the terms provided herein.

            (c) CONSENTS. SAGE shall have received evidence, in form and substance reasonably satisfactory to SAGE, that any licenses, trademarks, trade names, patents, permits, consents, registrations, authorizations and/or orders of governmental authorities and parties to contracts with the Company as are necessary and material to the consummation of the transactions contemplated by this Agreement, and for SAGE to operate the Business, have been obtained. All governmental authorizations, consents, approvals, exemptions, and other actions required to consummate the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.

            (d) SECURITY INTERESTS, ENCUMBRANCES, LIENS, ETC. SAGE shall have received written advice (which shall be updated as of the Closing Date), in form and substance reasonably satisfactory to counsel to SAGE, to the effect that a search of the public records has disclosed that no Liens, other than those reflected in SCHEDULE 2.2(j), have been filed or recorded with respect to the Company, and all Liens requested by SAGE to have been released or satisfied shall have been released or satisfied.

            (e) OPINION OF COUNSEL TO SHAREHOLDER. SAGE shall have received the opinion of Ray Stewart, counsel to Shareholders, dated as of the Closing Date.

            (f) SUITS OR PROCEEDINGS. No suit, proceeding or investigation shall have been commenced or threatened by any governmental authority or private person on any grounds to restrain, enjoin or hinder, or to seek material damages on account of, the consummation of the transactions herein contemplated.

            (g) CORPORATE MATTERS. SAGE shall have received (i) such resignations of the directors and officers of the Company as it may have requested, such resignations to be effective as of immediately following the Closing and (ii) the minute books and stockholder registers and corporate seal of the Company.

            (h) INVESTMENT LETTER. Each Shareholder shall have executed and delivered an investment letter with respect to his acquisition of SAGE Common Stock, each in form and substance satisfactory to Shareholders and SAGE.

            (i) COMPLETION OF DUE DILIGENCE. SAGE shall have completed, to its satisfaction, its due diligence review of the Company and the Shareholders.

            4.3. CONDITIONS OF OBLIGATIONS OF SHAREHOLDERS. The obligations of Shareholders to consummate the sale and purchase under this Agreement are subject to the satisfaction of the following conditions, each of which may be waived by Shareholders:

            (a) REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. The representations and warranties of SAGE set forth in this Agreement shall be true and correct.

SAGE shall have performed the obligations necessary to be performed by it under this Agreement prior to the Closing Date.

            (b) AUTHORIZATION OF AGREEMENT. All action necessary to authorize the execution, delivery and performance of this Agreement by SAGE shall have been duly and validly taken and SAGE shall have full right, power and authority to consummate the transactions contemplated hereby on the terms provided herein.

            (c) OPINION OF COUNSEL TO BUYER. Shareholder shall have received the opinion of Koltun & King, P.C., counsel to SAGE, dated as of the Closing Date.

            (d) SUITS OR PROCEEDINGS. No suit, proceeding or investigation shall have been commenced or threatened by any governmental authority or private person on any grounds to restrain, enjoin or hinder, or to seek material damages on account of, the consummation of the transactions herein contemplated.

            (e) CONSENTS. All governmental authorizations, consents, approvals, exemptions, or other actions required to consummate the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.

            (f) ELECTION TO BOARD OF DIRECTORS. Effective as of the Closing Date, SAGE shall have elected Holger Dietze as a member of its Board of Directors.

            (g) COMPLETION OF DUE DILIGENCE. The Sellers shall have completed, to their satisfaction, their due diligence review of SAGE.

                                   ARTICLE V

                                 INDEMNIFICATION

            5.1. INDEMNIFICATION OF SAGE.

            (a) Subject to the terms and conditions of this Article V, each Shareholder shall defend, at his own expense, and shall severally indemnify SAGE and its former, current, and future directors, officers, employees, shareholders and agents (the "SAGE INDEMNIFIED PERSONS") against, and hold the SAGE Indemnified Persons harmless from any and all loss, damage or liability, and all expenses, including without limitation reasonable legal fees and costs of investigation, remediation or other response action and other costs (collectively "DAMAGES"), asserted against or incurred by one or more SAGE Indemnified Persons arising out of any breach by such Shareholder of the representations and warranties made by such Shareholder in Section 2.1 hereof.

            (b) Subject to the terms and conditions of this Article V, each Shareholder shall defend, at his own expense, and shall jointly and severally indemnify SAGE and its former, current, and future directors, officers, employees, shareholders and agents (the "SAGE INDEMNIFIED PERSONS") against, and hold the SAGE Indemnified Persons harmless from any and all loss, damage or liability, and all expenses, including without limitation reasonable legal fees and costs of investigation, remediation or other response action and other costs (collectively

"DAMAGES"), asserted against or incurred by one or more SAGE Indemnified Persons arising out of:

              (i) a breach of the representations and warranties made by Shareholders in this Agreement or in any certificate or other instrument furnished or to be furnished to SAGE hereunder;

              (ii) the non-fulfillment of any agreement or covenant made by any Shareholder in or pursuant to this Agreement or in any certificate or other instrument furnished or to be furnished to SAGE hereunder;

              (iii) all Taxes (as defined in Section 2.2(r) hereof) for all periods (or portions thereof) ending on or before the Closing Date for which the Company is liable except to the extent accrued for on the Closing Balance Sheet;

              (iv) any claim existing or arising out of any facts or set of operative facts existing on or prior to the Closing Date (whether or not disclosed); and

              (v) the Company having been a member of a consolidated, affiliated or controlled group for Tax or ERISA purposes.

              5.2. INDEMNIFICATION OF SHAREHOLDERS. Subject to the terms and conditions of this Article V, SAGE shall defend, at its own expense, and shall indemnify each Shareholder and his agents (collectively the "SHAREHOLDER INDEMNIFIED PERSONS") against, and hold the Shareholder Indemnified Persons harmless from, any and all Damages incurred by one or more Shareholder Indemnified Persons arising out of:

              (i) any breach of the representations and warranties made by SAGE in this Agreement or in any certificate or other instrument furnished or to be furnished to Shareholders hereunder, and

              (ii) the non-fulfillment of any agreement or covenant made by SAGE in or pursuant to this Agreement.

              5.3. SURVIVAL. All representations and warranties contained herein or made pursuant hereto, whether by Shareholders or SAGE, shall survive the closing hereunder until December 31, 2002, except that:

              (i) the representations and warranties of Shareholders contained in or made pursuant to Section 2.1(d) and Section 2.2(e) hereof, and of SAGE contained in or made pursuant to Section 3.1(e) hereof, shall survive the closing hereunder without any limitation as to time, and

              (ii) the representations and warranties of Shareholder contained in or made pursuant to Section 2.2(r) and 2.2(w) hereof or otherwise with respect to Tax or employee benefit matters shall survive the closing hereunder until three months after the date on which the right to file any claim in respect of such matters by the appropriate governmental or administrative authority or any other Person has expired.

The expiration of any representation and warranty or any indemnification obligation hereunder shall not affect any claim made, by the giving of written notice by a Party to the other in the manner provided by this Agreement, prior to the date of such expiration. All covenants and agreements shall survive the closing.

          5.4. CERTAIN CLAIMS. Promptly after receipt by an indemnified party of written notice of the commencement of any investigation, claim, proceeding or other action in respect of which indemnity may be sought from the indemnitor (an "ACTION"), such indemnified party shall notify the indemnitor in writing of the commencement of such Action; but the omission to so notify the indemnitor shall not relieve it from any liability that it may otherwise have to such indemnified party, except to the extent that the indemnitor is materially prejudiced or forfeits substantive rights or defenses as a result of such failure. In connection with any Action in which the indemnitor and any indemnified party are parties, the indemnitor shall be entitled to participate therein, and may assume the defense thereof by so notifying the indemnified party and agreeing in writing to defend the Action with counsel reasonably satisfactory to the indemnified party and be responsible for any judgments or settlements resulting therefrom. If the indemnifying party advises the indemnified party in writing that it is assuming the defense of such Action and responsibility for any judgments or settlements resulting therefrom, notwithstanding the assumption of the defense of any such Action by the indemnitor, each indemnified party shall have the right to employ separate counsel and to participate in the defense of such Action, and the indemnitor shall bear the reasonable fees, costs and expenses of such separate counsel to such indemnified party if: (i) the indemnitor shall have agreed to the retention of such separate counsel, (ii) the indemnified party shall have reasonably concluded that representation of such indemnified party and the indemnitor by the same counsel would be inappropriate due to actual or, as reasonably determined by such indemnified party's counsel, potential differing interests between them in the conduct of the defense of such Action, or if there may be legal defenses available to such indemnified party that are different from or additional to those available to the indemnitor, or
(iii) the indemnitor shall have failed to employ counsel reasonably satisfactory to such indemnified party within a reasonable period of time after notice of the institution of such Action or shall not be diligently defending such action. If such indemnified party retains separate counsel in cases other than as described in clauses (i), (ii) or (iii) above, such counsel shall be retained at the expense of such indemnified party. Except as provided above, it is hereby agreed and understood that the indemnitor shall not, in connection with any Action in the same jurisdiction, be liable for the fees and expenses of more than one counsel (plus appropriate local counsel) for all such indemnified parties. The party from whom indemnification is sought shall not, without the written consent of the party seeking indemnification (which consent shall not be unreasonably withheld), settle or compromise any claim or consent to entry of any judgment that does not include an unconditional release of the party seeking indemnification from all liabilities with respect to such claim. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the party seeking indemnification shall promptly send notice of such claim to the party from which indemnification is sought. If the latter does not dispute such claim, the latter shall pay such claim in full within 10 business days. If the latter disputes such claim, such dispute shall be resolved by agreement of the parties or in any other manner available under law.

           (c) The indemnified party shall make available to the indemnifying party or its representatives all records and other materials reasonably required by it for use in contesting any third party claim and shall cooperate with the indemnifying party in the defense of all such claims; all of the foregoing shall be provided on a commercially reasonable basis.

           5.5. LIMITATIONS. Any claims for breach of any representation, warranty or covenant made hereunder shall be subject to the following limitations and adjustments:

           (a) indemnification under Section 5.1(b)(i) and Section 5.2(i) shall only be required to be provided by the Shareholders (taken together) or SAGE when the aggregate amount of all claims for which indemnification is sought from such Parties exceeds $10,000, in which case such Party shall be liable for all such amounts in excess thereof;

           (b) no claim for indemnity under Sections 5.1 or 5.2 shall be effective unless noticed, pursuant to Section 5.4, within the survival period specified under Section 5.3; and

           (c) in no event shall Shareholders under Section 5.1(b)(i) or SAGE under Section 5.2(i) be liable for an amount in the aggregate greater than the "INDEMNITY CAP" for all claims made against them under such Sections, respectively. The Indemnity Cap shall be an amount equal to the Merger Consideration.

           5.6. RIGHT TO OFFSET. SAGE shall have the right, but not the obligation, to offset any amounts due to SAGE pursuant Section 5.1 hereof from any Earn-Out Shares or Bonus Shares owed to the Shareholders hereunder.


                                   ARTICLE VI

                          CERTAIN POST CLOSING MATTERS

           6.1. POST-CLOSING AUDIT. Promptly after the Closing, Shareholder's accountants shall, at the Company's expense, prepare a consolidated closing balance sheet of the Company (the "CLOSING BALANCE SHEET") as of the close of business on the Closing Date. Amounts on the Closing Balance Sheet with respect to inventories shall be derived from the Inventory, and if necessary, rolled forward to the Closing Date based upon the Company's books and records. The Closing Balance Sheet shall be prepared in accordance with GAAP and delivered to SAGE within thirty (30) days of the Closing Date. SAGE and its authorized representatives and designees, shall review the Closing Balance Sheet and SAGE's Accountants shall perform an audit of the Closing Balance Sheet prepared by Shareholder's Accountants.

           6.2. NON-COMPETITION AND CONFIDENTIALITY.

           (a) Each Shareholder agrees, individually, that, without the prior written consent of SAGE, he shall not, for a period of three years after the Closing Date, directly or indirectly,

           (i) compete with, or be retained by, render consulting or advisory services to or be a proprietor, director, partner or shareholder of any enterprise that competes with, the Company in such geographical areas as the Company manufactures, distributes and/or sells as of the date hereof; or

            (ii) interfere with, disrupt or attempt to disrupt any then existing relationship, contractual or otherwise, between SAGE or the Company or any of their respective subsidiaries and any of their customers or clients or other persons with whom they deal with respect to the Business.

            (b) Each Shareholder agrees that, without the prior written consent of SAGE, he shall not, for a period of two years after the Closing Date, directly or indirectly solicit for employment or assist any other entity in soliciting for employment any employee or executive employed by the Company on or after the Closing Date. For purposes of this Section 6.2, a person shall be deemed to be an employee of the Company if such person is active in the business of the Company for all or part of such person's time, regardless whether such person is deemed to be an employee for tax, statutory, or other reasons.

            (c) Without the specific prior written consent of SAGE, each Shareholder shall not, directly or indirectly divulge to any person, firm, corporation or association, or use for their own benefit, any trade secrets, proprietary secrets and any other confidential information concerning the Company or its affairs, customers or any data or statistical information of the Company, it being the intent of this provision to restrict each Shareholder from disseminating or using any data or information of the Company which is at the time of such use or dissemination unpublished and not readily available or generally known to persons involved or engaged in any businesses competitive with the Business.

            (d) Although the restrictions contained in Sections 6.2(a), (b) and
(c) hereof are considered by the parties hereto to be fair and reasonable in the circumstances, if any of such restrictions shall be adjudged to be void or unenforceable for whatever reason, but would be valid if part of the wording thereof were deleted, or the period thereof reduced or the area dealt with thereby reduced in scope, the restrictions contained in Section 6.2(a), (b) and
(c) shall apply, at the election of SAGE, with such modifications as may be necessary to make them valid, effective and enforceable in the particular jurisdiction in which such restrictions are adjudged to be void or unenforceable.

            (e) If a violation of any covenant contained in Section 6.2(a), (b) or (c) occurs or is threatened, each Shareholder acknowledges that such violation or threatened violation will cause irreparable injury to SAGE and/or the Company and the remedy at law for any such violation or threatened violation will be inadequate, and SAGE and/or the Company shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages and without the necessity of posting a bond therefor.

            (f) The covenants contained in this Section 6.2 shall inure to the benefit of SAGE, the Company, and their respective successors or assigns.

            6.3. HOLDING PERIOD.

            (a) Except as set forth in subsection 6.3(b), each Shareholder agrees and acknowledges that the shares of SAGE Common Stock that they receive pursuant to this

Agreement may not be sold, transferred or otherwise disposed of until after the initial six (6) month anniversary of the date on which such shares were issued to him. A Shareholder may, in accordance with the provisions of the Securities Act and applicable state law, dispose of ten percent (10%) per month, on a non-cumulative basis, of shares held more than six months for the next six months. The provisions of this Section 6.3(a) terminate for any shares held more than twelve (12) months after issuance. For example, if a Shareholder were issued 500 shares of SAGE Common Stock pursuant to Section 1.6(a) (including the shares issued to the Escrow Agent unless otherwise unavailable for distribution to the Shareholder pursuant to the terms of the Escrow Agreement) on December 29, 2000, 400 shares on July 15, 2001, and 300 shares on January 15, 2002, he may, in accordance with the Securities Act and applicable state laws, dispose of: (i) none of such 500 shares until June 30, 2001 and up to 50 of such shares for each month from June 30, 2001 through December 30, 2001, at which time the provisions of this Section 6.3(a) terminate for such 500 shares (or any unsold portion); (ii) none of such 400 shares until January 16, 2002 and up to 40 of such shares for each month from January 16, 2002 through July 16, 2002, at which time the provisions of this Section 6.3(a) terminate for such 400 shares (or any unsold portion); and (iii) none of such 300 shares until July 16, 2002 and up to 30 of such shares for each month from July 16, 2002 through January 16, 2003, at which time the provisions of this Section 6.3(a) terminate for such 300 shares (or any unsold portion).

            (b) Nothing contained in Section 6.3(a) shall prevent a Shareholder from disposing by bona fide pledge to a third party of any of the shares of SAGE Common Stock that he receives under this Agreement, provided that such pledgee agrees in writing that the provisions of Section 6.3 attach to the shares and agrees to be bound by the provisions of this Section 6.3 for such pledgee's disposition of such shares.

            (c) SAGE may, in its sole discretion, waive the provisions of
Section 6.3(a) in whole or in part for any Shareholder.

            6.4. REGISTRATION RIGHTS. The registration rights contained in this
Section 6.4 are subject to the restrictions contained in Section 6.3

            (a) NOTICE AND PROCEDURES. If at any time the Company shall determine to register any of its securities either for its own account, (other than by a registration on Form S-4 or Form S-8 or any successor or similar forms, any other registration relating solely to employee benefit plans (as defined under Rule 405 of the Securities Act), a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales), the Company will:

            (i) promptly give to written notice thereof to each Shareholder; and

            (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 6.4(b) below, all the Registrable Securities specified in a written request or requests from a Shareholder which are received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company.

Such written request may specify all or a part of such Shareholder's Registrable Securities. For purposes of this Agreement, "REGISTRABLE SECURITIES" shall mean all shares of SAGE Common Stock received pursuant to this Agreement and any shares of SAGE Common Stock issued with respect thereto as a result of any stock split or stock dividend. Notwithstanding the foregoing, the Company shall not be required to register stock of the Shareholders more than one (1) time. Notwithstanding anything to the contrary in this Section 6.4(a), if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Shareholder requesting registration and, thereupon: (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

            (b) EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 6.4(a) hereof, shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

            (c) REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 6.4(a), the Company will, subject to the terms and conditions of Section this Section 6.4:

            (i) prepare and file with the Commission as expeditiously as possible, the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective; provided, however, that as provided in
       Section 6.4(a), the Company may discontinue any registration of its securities at any time prior to the effective date of the registration statement relating thereto;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of ninety (90) days after such registration statement becomes effective; provided, however, that if less than all the Registrable Securities are withdrawn from registration after the expiration of such period, the shares so withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration;

            (iii) promptly furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

            (iv) use its best efforts to register or qualify (or exempt from such registration or qualification requirements), prior to the effective date of such registration, all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to: (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 6.4 be obligated to be so qualified,
       (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

            (v) use its best efforts to cause, prior to the effective date of such registration statement, all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

            (vi) immediately notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or the existence of any condition as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law and, at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

            (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
       Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which any such seller of Registrable Securities covered by such registration statement shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five (5) Business Days prior to the filing thereof;

            (viii) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

            (ix) use its best efforts to list, not later than the effective date of such registration statement, all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed or any other trading market on which any of the Registrable Securities are then admitted for trading; and

            (x) pay all Registration Expenses relating to any such registration.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information and undertakings as it may reasonably request regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. In consideration of being allowed to participate in a registration, each holder of Registrable Securities agrees as follows: (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.4(c)(vi) hereof, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.4(c)(vi) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice, and (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such holder shall give any such notice, the period referred to in Section 7.02(h) hereof shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Section 6.4(c)(vi) to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6.4(c)(vi).

            (d) PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the holders of Registrable Securities registered under such registration statement and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of the Company and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Requesting Holders may select one counsel to represent all of such holders in connection with the offer and sale of their Registrable Securities pursuant to the registration statement.

            (e) CERTAIN RIGHTS OF HOLDERS. The Company will not file any registration statement under the Securities Act which refers to any holder of Registrable Securities by name or otherwise without the prior written approval of such holder, which may not be unreasonably withheld.

            (f) INDEMNIFICATION.

            (i) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by any registration statement filed pursuant to Section 6.4 (each a "SELLING HOLDER"), the Selling Holder's directors, officers, partners, employees, agents and investment advisors, and each other person, if any, who controls such seller within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, "CLAIMS"), to which such Selling Holder or any such director or officer or employee or agent or investment advisor of the Selling Holder controlling person may become subject under either Section 15 of the Securities Act or Section 20 of the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (if used during the period the Company is required to keep the registration statement current) (collectively, "REGISTRATION DOCUMENTS"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which made, or any violation by the Company of the Securities Act or any state securities law, or any rule or regulation promulgated under the Securities Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, and the Company will reimburse such Selling Holder and each such director, officer, employee, agent, or investment advisor of the Selling Holder, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Selling Holder stating that it is for use in the preparation thereof; provided further, that the Company shall not be liable to the Selling Holder in any such case to the extent that any such Claim or expense arises out of such Selling Holder's failure to send or give a copy of the final prospectus to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any director, officer, partner, employee, agent, investment advisor of a Selling Holder, or controlling person and shall survive the transfer of such securities by such Selling Holder.

            (ii) INDEMNIFICATION BY THE SELLERS. Each Selling Holder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.4(f)(i)) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each underwriter participating in any distribution being made pursuant to such registration statement, with respect to any statement or alleged statement or omission or alleged omission from such Registration Document, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration Document. Notwithstanding the foregoing, unless such limitation on liability or indemnification is prohibited by the Securities Act, a Selling Holder or any director, officer, employee, agent, investment advisor or controlling person of a Selling Holder shall not be liable to indemnify the Company pursuant to this Section 6.4(f) in an amount in excess of the amount of the net proceeds of the Registrable Securities sold by him, her or it in any such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company of any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder. The Company shall use its best efforts to ensure that no underwriter shall require any holder of Registrable Securities to provide any indemnification other than that provided herein above in this
       Section 6.4(f), and, if, despite the Company's best efforts, an underwriter requires any holder of Registrable Securities to provide additional indemnification, such holder may elect not to participate in such underwritten offering (but shall not have any claim against the Company as a result of such election).

            (iii) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in the preceding subdivisions of this Section 6.4(f), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6.4(f), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity could have been sought under
       Section 6.4(f) without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (iv) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 6.4 (with appropriate modifications) shall be given by the Company and each Selling Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act. If the indemnification provided for in Sections 6.4(f)(i), (ii) or (iii) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the securities or (ii) if the allocation provided by clause
       (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Selling Holder (or any director, officer, employee, agent, investment advisor or controlling person of a Selling Holder) pursuant to this Section 6.4(f) exceed the amount of the net proceeds of the Registrable Securities sold by such Selling Holder in any such offering (unless such limitation is prohibited by the Securities Act of 1933).

            (v) INDEMNIFICATION PAYMENTS. The indemnification required by this
       Section 6.4(f) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                                  ARTICLE VII

                                  MISCELLANEOUS

            7.1. FURTHER ACTIONS. From time to time, as and when requested by SAGE, each Shareholder shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as SAGE may reasonably deem necessary or desirable to carry out the intent and purposes of this Agreement, to consummate the Merger (or to evidence the foregoing) and to consummate the other transactions contemplated hereby.

            7.2. BROKERAGE. Each Shareholder represents and warrants to SAGE that neither the Shareholders nor the Company have any obligation or liability to any broker or finder by reason of the transactions which are the subject of this Agreement; the Shareholders shall indemnify SAGE and the Company against, and shall hold SAGE and the Company harmless from, at all times after the date hereof, any and all liabilities (including without limitation legal fees), and shall pay any final judgment obtained by any person claiming brokerage commissions or finder's fees, or rights to similar compensation, on account of services purportedly rendered on behalf of a Shareholder or the Company in connection with this Agreement or the transactions contemplated hereby. SAGE covenants to Shareholders that SAGE will pay all finders or other fees due and owing to David T. Shaheen and Raymond J. Stewart and that SAGE has no obligation or liability to any other broker or finder by reason of the transactions which are the subject of this Agreement. SAGE shall indemnify the Shareholders against, and shall hold the Shareholders harmless from, at all times after the date hereof, any and all liabilities (including without limitation legal fees), and shall pay any final judgment obtained by any person claiming brokerage commissions or finder's fees, or rights to similar compensation, on account of services purportedly rendered on behalf of SAGE in connection with this Agreement or the transactions contemplated hereby.

            7.3. EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, SAGE shall pay its expenses in connection with the negotiation, execution, delivery and performance of this Agreement and the Shareholders shall pay the Company's and their own expenses in connection with the negotiation, execution, delivery and performance of this Agreement.

            7.4. ENTIRE AGREEMENT. This Agreement, which includes the Schedules and Exhibits hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire agreement between SAGE, the Company and Shareholders with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto. For all purposes of this Agreement, all references to this Agreement shall be deemed to include the documents, agreements and instruments executed and delivered by Shareholders pursuant to or in connection with this Agreement, unless the context clearly requires otherwise.

            7.5. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

            7.6. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

            If to SAGE:               P.O. Box 2904
                                      Alpharetta, GA  30023
                                      Attn: President

            If to Shareholders:       c/o Holger Dietze
                                      11200 Waples Mill Road
                                      Fairfax, Virginia  22030

Any party may by notice change the address to which notices or other communications to it are to be delivered or mailed.

            7.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Each of the parties hereto irrevocably submits to the jurisdiction of the Courts of the State of Delaware and of any Federal Court located in such states, in connection with any action or proceeding arising out of or relating to, or breach of, this Agreement or of any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement.

            7.8. ASSIGNABILITY. This Agreement shall not be assignable otherwise than by operation of law by either party without the prior written consent of the other party, and any purported assignment by any party without the prior written consent of the other party shall be void, except that SAGE may assign to any financial institution providing financing or extending credit to SAGE any or all of its rights under this Agreement, but any assignee of such rights shall take such rights subject to any defenses, counterclaims and set-offs to which Shareholders may be entitled under this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

            7.9. WAIVERS AND AMENDMENTS. Any waiver of any term or condition, or any amendment or supplementation, of this Agreement shall be effective only if in writing. A waiver of any breach of any of the terms or conditions of this Agreement shall not in any way be construed as a waiver of any subsequent breach.

            7.10. THIRD PARTY RIGHTS. Except as otherwise provided in Sections
6.1 and 6.2 with respect to the indemnification obligations of Shareholders and SAGE for the benefit of the SAGE Indemnified Persons and the Shareholder Indemnified Persons, as the case may be, this Agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

            7.11. ILLEGALITY. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Agreement shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

            7.12. CONFIDENTIALITY. Subject to compliance with applicable law and with any requirements of the Parties to disclose the terms of this Agreement under the provisions of any bank loan agreements by which the Parties may be bound, the Parties, individually, agree to keep confidential and not disclose or communicate the terms and conditions of this Agreement (other than to their respective advisors and representatives).

            7.13 COUNTERPARTS. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement which shall be binding on all the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart. Further, executed copies of this Agreement delivered by facsimile transmission shall be deemed an original signed copy of this Agreement.



                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.


                          Shareholders:


                               /s/ Holger Dietze
                               -----------------------------
                               Holger Dietze


                               /s/ Trevor Dearman
                               -----------------------------
                               Trevor Dearman


                               /s/ Sossina Tafari
                               -----------------------------
                               Sossina Tafari


                               /s/ Lijun Niu
                               -----------------------------
                               Lijun Niu


                               /s/ Tyler Olkin
                               -----------------------------
                               Tyler Olkin


                          DRN, INC.:


                                By: /s/ Holger Dietze
                                    ------------------------
                                    Name:  Holger Dietze
                                    Title: President


                          SAGE:


                                SOLOMON ALLIANCE GROUP, INC.


                                By: /s/ Thomas I. Weston, Jr.
                                    ---------------------------
                                    Name: Thomas I. Weston, Jr.
                                    Title: President and CEO


                          ACQUISITION SUB:


                               SOLOMON ACQUISITION CORP.


                               By: /s/ Thomas I. Weston, Jr.
                                   ----------------------------
                                   Name: Thomas I. Weston, Jr.
                                   Title: President and CEO
